UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 21, 2010

PLAYLOGIC ENTERTAINMENT, INC
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Strawinskylaan 1041, 1077 XX, Amsterdam, The Netherlands
(Address of principal executive offices and zip code)

Company’s telephone number, including area code:   (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions ( see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

December 21, 2010, Playlogic Entertainment, Inc.  (Nasdaq Pink Sheets: PLGC.PK)  a press release was issued which states that Playlogic is restarting its business after bankruptcy. This involves only the Dutch subsidiary and will be done through a new company and will not involve Playlogic Entertainment, Inc.

The Company – Playlogic Entertainment, Inc. -  has no connection to this restart. Although this is clearly stated in the press release issued, it might not be fully picked up by the press.

Signed.
/s/ Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: December 21, 2010	By:	/s/ Willy Simon
Name: Willy Simon Title: Non-executive Chairman of the Board of Directors